UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.,  20549


                                    FORM 8-K

                                 CURRENT REPORT


      Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) September 11, 1998
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                           POCAHONTAS BANKSHARES CORPORATION
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                 (Exact name of registrant as specified in its charter)



    West Virginia                   0-11671               55-0628089
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(State or other jurisdiction of   (Commission         (IRS Employer
incorporation or organization)     File Number)        dentification No.)

   500 Federal Street, Bluefield, WV                              24701
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (304) 325-8181
                                                     ---------------

(Former name or former address, if changed since last report) Not applicable
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                      POCAHONTAS BANKSHARES CORPORATION
                                  FORM 8-K


Item 5.  Other Events

On September 11, 1998, Pocahontas Bankshares Corporation (the "Registrant") announced a termination of negotiations to merge with First National Bankshares Corporation of Ronceverte, West Virginia. Enclosed is the text of the official press release.

Item 7   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

99.1 Press release announcing termination of merger negotiations between Pocahontas Bankshares Corporation and First National Bankshares Corporation.


SIGNATURES

      Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   (Registrant)            Pocahontas Bankshares Corporation
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                           By:    /s/ J. Ronald Hypes
                              --------------------------
                           J. Ronald Hypes, Treasurer
                           (Principal Accounting and Financial Officer)

                           Date:     September 14, 1998
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